PROSPECTUS SUPPLEMENT
                         To prospectus date May 1, 1999

             Lincoln Benefit Life Consultant Variable Universal Life


The language on page 26 in the final paragraph on "Surrender Charge On Increases in Initial Face Amount", is deleted and the following language is substituted:

         We will not assess a surrender charge on surrenders under Policies issued to employees of Lincoln Benefit Life Company or its affiliates Surety Life Insurance Company and LSA Securities, Inc. or to their spouses or minor children if these individuals reside in the state of Nebraska.

Supplement dated November 15, 1999